THORNBURG
                                 VALUE FUND


                                Prospectus
                             October 23, 1995
                                as revised
                              October 1, 1996

THORNBURG VALUE FUND
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    Prospectus October 23, 1995 as revised October 1, 1996
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Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.

    To learn more about the Fund and its investments, you can obtain a copy of the Fund's Statement of Additional Information (SAI) dated October 1, 1996. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call your financial advisor or Thornburg Securities Corporation at 1-800-847-0200.
___________________________________________________________________________

MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL) AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
___________________________________________________________________________

    SUPPLEMENTAL INFORMATION FOR MISSOURI INVESTORS

    The Missouri Securities Division requires investors to be advised as follows:

Although Thornburg Value Fund typically will invest in equity securities of domestic companies, the Fund also may invest in equity and debt securities of foreign issuers domiciled in countries whose currencies are freely convertible into U.S. dollars, in low rated debt securities ("junk bonds") up to 35% of its total assets, in securities of small unseasoned issuers, and in companies which are candidates for takeovers or restructuring. Please see INVESTMENT PRINCIPLES and SECURITIES AND INVESTMENT PRACTICES AND RISKS in the Prospectus at pages 5 to 8.

CONTENTS

     Key Facts
               1         The Fund at a Glance

     The Fund in Detail
               4         Organization of the Fund
               4         TMC and TSC
               5         Investment Principles
               6         Securities and Investment Practices and Risks
               9         Fundamental Investment Policies and Restrictions
               9         Breakdown of Expenses

     Your Account
              10         Buying Fund Shares
              11         Description of Classes of Shares
              13         Opening an Account
              14         Selling Fund Shares
              15         Investor Services

     Shareholder and Account Policies
              17         Dividends, Capital Gains, and Taxes
              18         Service and Distribution Plans
              19         Transaction Details
              20         Exchange Restrictions
              21         Calculation of Performance

KEY FACTS

THE FUND AT A GLANCE

Goal: Long-term capital appreciation. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

Strategy: Invest mainly in domestic equity securities selected on a value basis using traditional and additional fundamental research and valuation methods. To a lesser extent, the Fund may also invest in preferred stocks, domestic debt securities and foreign equity and debt securities.

    Management: The business and affairs of the Fund are managed by Thornburg Management Company, Inc. (TMC) under the direction of the Fund's Trustees. TMC was established in 1982 and currently manages $1.6 billion in mutual fund assets.

Who May Want to Invest. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who seek capital appreciation from a conservative style of investing in equities and, when appropriate, some bonds. The Fund is not in itself a balanced investment plan.

The value of the Fund's investments and the income they generate varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends, and specific corporate developments. Stocks, although more volatile, have historically shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to these factors.

When you sell your Fund shares, they may be worth more or less than what you paid for them.

Operating expenses. Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These expenses are paid from the Fund's assets; their effect is factored into any quoted share price or return.

Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund; for example, the 4.5% maximum sales charge on purchases
of the Fund's Class A shares.   Lower sales charges are available for
purchases over $50,000. Sales charges may be waived or reduced for certain purchasers.

Buying and Selling Fund Shares. Information on buying Fund shares begins on page 10 and information on selling Fund shares begins on page 14.

THE ROLE OF FINANCIAL ADVISORS

The Fund is generally available for purchase through professional financial advisors who are either registered and licensed with the National Association of Securities Dealers, Inc. or are registered with the Securities and Exchange Commission as Investment Advisers, or both. Professional financial advisors are often employed by full service investment firms, financial planning firms, banks, insurance companies, or trust companies, and offer their services to both individual and institutional investors. Professional financial advisors may assist you in developing an understanding of your financial needs and in formulating long-term investment goals and objectives. In addition, financial advisors customarily may offer individual investors help in developing realistic expectations, providing assistance in creating customized financial plans, selecting investments, and monitoring and reviewing portfolios on an ongoing basis to assure proper positioning of investments within the context of an overall investment strategy.

They are also available to answer questions as well as helping investors "stay the course" of their long-term investment programs. These professionals are often paid either by sales charges on the initial purchase of mutual funds or by charging a fee for ongoing investment advice and services. (See pages 10-13 and page 19 for a full discussion of sales charges and exceptions for the Fund.)

_____________________________________________________________
SHAREHOLDER TRANSACTION EXPENSES

                              Class A   Class C
                              -------   -------
  Maximum sales charge          4.5%      None
  on purchases (as a % of
  offering price)

  Maximum sales charge on       None      None
  reinvested distributions

  Maximum contingent            1.0%*     1.0%**
  deferred sales charge
  (CDSC) on redemptions
  (as a % of the lesser of
  redemption proceeds
  or original purchase price)

 * Imposed only on redemption of purchases of $1 million or more if redeemed within one year of purchase.

** Imposed only on redemptions within one year of purchase.
_____________________________________________________________

Annual fund operating expenses are paid out of the Fund's assets. The Fund pays a management fee to TMC. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are projections based on estimated future expenses, and are calculated as a percentage of average net assets.

_____________________________________________________________
ESTIMATED ANNUAL OPERATING EXPENSES

                              Class A   Class C
                              -------   -------
 Management fee                 .88%      .88%
 12b-1 fee                      .25%     1.00%
 Other expenses                 .42%      .42%
 Total fund
 operating expenses            1.55%     2.30%

Expenses reflect rounding and are estimates for the current fiscal year. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by regulations of the National Association of Securities Dealers, Inc. Broker-dealers performing portfolio transactions for the Fund may use a portion of the commissions paid by the Fund to reduce the Fund's custodian and transfer agent fees.
____________________________________________________________________________

_________________________________________________________________
CLASS FEATURES

 Class A       No sales charge $1 million and over
               (Subject to 1% contingent deferred sales charge
                if redeemed within one year).
 Class C       1% contingent deferred sales charge for one
               year.  Maximum purchase amount is less than
               $1 million.
_________________________________________________________________

Examples: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, the table below shows how much you would pay in total expenses after the number of years indicated. These examples illustrate the effect of the estimated expenses over the time periods shown. Actual costs or returns may vary.
____________________________________________________________________________
EXAMPLES OF EXPENSES
                     1 Year     3 Years     5 Years     10 Years
                     ------     -------     -------     --------
   Class A             $60        $92         $126        $221
   Class C*            $33        $72         $123        $264
   Class C**           $23        $72         $123        $264

 * With redemption at the end of the period
** With no redemption at the end of the period
____________________________________________________________________________

THE FUND IN DETAIL

ORGANIZATION OF THE FUND

Thornburg Value Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust organized as a diversified, open-end investment company.

The Fund is governed by its Trustees, who are responsible for supervising the business and affairs of the Fund. The Trustees are individuals experienced in business who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The majority of Trustees are not otherwise affiliated with Thornburg Management Company, Inc. (TMC) or Thornburg Securities Corporation (TSC).

The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own.

TMC and TSC

    The Fund is managed by TMC, which chooses the Fund's investments and handles its business affairs. TMC performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to Class A and Class C shareholders under an Administrative Services Agreement which requires TMC to supervise, administer and perform certain services necessary for the maintenance of those shareholders. See "Breakdown of Expenses" on page 9 for a discussion of the fees paid to TMC.

TMC was established in 1982. Today, the Thornburg Funds include seven fixed income mutual funds, in addition to Thornburg Value Fund, with over $1.6 billion in assets. TMC is known as a provider of conservative investment products.

For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Thornburg Funds provides shareholders account inquiry service 24 hours a day, 365 days a year, through its Audio Response telephone service. To reach Thornburg Funds for general information, please call 800-847-0200 [and follow the simple instructions you will receive.] If you would prefer to speak with a Thornburg Funds representative, please call during business hours.

William Fries, a Managing Director of TMC and a Vice President of Thornburg Investment Trust, is the portfolio manager of Thornburg Value Fund, which he has managed since its inception. Before joining TMC in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of TMC.

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg funds.

H. Garrett Thornburg, Jr., a Trustee and President of the Trust, of which the Fund is a series, is the controlling stockholder of both TMC and TSC.

TMC may use TSC and other firms that sell Fund shares to carry out the Fund's transactions, provided that the Fund receives brokerage services and commission rates comparable to those received from or charged by other broker-dealers.

    INVESTMENT PRINCIPLES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The Fund expects to invest its assets primarily in domestic equity securities selected on a value basis. However, the Fund may buy foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends, but which, in TMC's opinion, offer prospects for capital appreciation.

The value of the Fund's investments varies based on many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. In general, bond prices rise when interest rates fall, and vice versa. TMC may use various investment techniques to hedge the Fund's risks, but there is no guarantee that these strategies will work as TMC intends. When you sell your shares, they may be worth more or less than what you paid for them.

    TMC intends to invest on an opportunistic basis, where in their opinion there is value. The Fund's principal focus will be on traditional, value stocks. However, the portfolio may include stocks and other securities that in TMC's opinion provide value in a broader or different context. Other contexts would include growing companies with consistent results, when they are selling below historic norms, as well as companies whose growth in products and services reflects social and economic changes. The Fund will typically buy the latter when they are out of favor. The relative proportions of these different types of securities will vary over time. The portfolio ordinarily will reflect a bias towards certain stocks or industries when those stocks or industries are depressed, reflecting unfavorable market perceptions of company or industry fundamentals. TMC anticipates that the portfolio ordinarily will have a weighted average dividend yield that is higher than the Standard & Poor's 500 Index yield.

TMC primarily uses individual company and industry analysis when making investment decisions for the Fund. The Fund will typically make equity investments in the following three types of companies:

Companies which, in TMC's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the company's net assets or potential earning power. The fortunes of this type of company are often cyclical:

          They do well when the economy or their industry is doing well. TMC's judgment in evaluating these companies, or the industries in which they operate, will likely be contrary to the popular perception of the moment. These companies are often attractive candidates for corporate takeovers or restructuring when no single person or group owns a controlling interest.

          Consistent growth companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations. The attractive feature of companies of this type is steady earnings and dividend growth. Typically, these companies have below average risk because of their financial strength, high profitability and dominant industry position.

          Rapidly growing companies that, in TMC's opinion, are in the process of establishing a leading position in a product, service or market and which TMC expects will grow, or continue to grow, at an above average rate. The stock price of these smaller, less seasoned companies will fluctuate more than the stock prices of the first two types of company listed above. Under normal conditions the proportion of the Fund invested in companies of this type will be modest when compared to the proportion invested in cyclical or consistent growth companies.

TMC selects securities, including equity securities, for inclusion in the Fund's investment portfolio based on total return potential. "Total return" means all elements of return including dividends (or interest ) and price appreciation. TMC believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit the Fund's exposure to loss under adverse market conditions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by TMC in identifying undervalued securities for inclusion in the Fund are:

     *  price/earnings ratio            *  undervalued assets

     *  price to book value             *  relative earnings growth potential

     *  price/cash flow ratio           *  industry growth potential

     *  debt/capital ratio              *  industry leadership

     *  dividend yield                  *  dividend growth potential

     *  dividend history                *  franchise value

     *  security and consistency        *  potential for favorable
        of revenue stream                  developments

The Fund may invest in the stock of issuers of any size, including stocks of small, unseasoned issuers.

Debt securities will be considered for investment when TMC believes them to be more attractive than equity alternatives. When analyzing debt security alternatives, TMC will ordinarily consider the issuer's overall financial strength as well as prevailing market conditions for debt securities as opposed to equities.

    SECURITIES AND INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies TMC may employ in pursuit of the Fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments is contained in the Fund's Statement of Additional Information (SAI). Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

TMC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. Current holdings are described in the Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call 800-847-0200.

Diversification. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Restrictions. With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets at the time of purchase in any one issuer. The Fund may not invest more than 25% of its total assets at the time of purchase in any one industry. These limitations do not apply to U.S. Government securities.

Equity Securities may include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Restrictions. With respect to 75% of total assets, the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Investments in Other Investment Companies. The Fund may invest in securities of closed end investment companies. Up to 5% of its total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund. TMC will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies will also be charging fees on the same assets.

Debt Securities. The Fund may buy debt securities of any type. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities.

Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit worthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

Restrictions. The Fund may not invest more than 35% of its assets at the time of purchase in lower quality debt securities (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by TMC to be of equivalent quality). Refer to the Fund's SAI for a discussion of these ratings.

Foreign Securities and foreign currencies may involve additional risks. These include currency fluctuations, risks relating to political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated.

These factors could make foreign investments more volatile. The Fund will only invest in companies domiciled in a country whose currency is freely convertible into U.S. dollars.

Adjusting Investment Exposure. The Fund can use various techniques to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. TMC can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If TMC judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the price volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Other Securities include short-term, highly liquid securities, such as time certificates of deposit, and investment grade short-term corporate debt obligations and commercial paper. The Fund may, under normal conditions, hold a portion of its assets in other securities pending investment of idle funds or to provide liquidity. During temporary defensive conditions, the Fund may invest up to 100% of its assets in other securities. If any certificate of deposit is non-negotiable, and it matures in more than seven days, it will be considered illiquid.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Illiquid and Restricted Securities. Some investments may be determined by TMC, under the supervision of the Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Restrictions. The Fund may not purchase a security if, as a result, at the time of purchase more than 10% of its assets would be invested in illiquid securities.

Borrowing. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Restrictions. The Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

Securities Lending. Lending securities to broker-dealers and other institutions is a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities.

Restrictions. Loans, in the aggregate, may not exceed 33-1/3% of the Fund's total assets.

    Portfolio Turnover. The Fund does not anticipate that its portfolio turnover rate will exceed 100%. This rate will vary from time to time.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Fund seeks long term capital appreciation. With respect to 75% of the Fund's total assets: 1) not more than 5% of the Fund's total assets, taken at market value at the time of purchase, may be invested in the securities of any one issuer (not including U.S. Government securities) and 2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.

The Fund may not invest more than 25% of its total assets in one industry. The Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets. Loans, in the aggregate, may not exceed 33-1/3% of the Fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to TMC for managing its investments and business affairs. The Fund also pays its other expenses.

TMC may, from time to time, agree to reimburse the Fund for management fees and other expenses above a specified limit. TMC retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the Fund's expenses and boost its performance.

    MANAGEMENT FEES AND ADMINISTRATIVE SERVICES FEES

TMC provides investment management services under an Investment Advisory Agreement which provides for an investment fee, payable monthly, and computed for the Fund at an annual rate shown in the adjoining scale as a percentage of the Fund's average daily net assets.

TMC also receives a monthly fee from the Fund for performing certain administrative services under an Administrative Services Agreement for Class A and Class C shares calculated at an annual rate of .125% of average daily net assets.

______________________________________________
Net Assets of the Fund        Annual Rate
----------------------        -----------
0 to $500 million                .875%
$500 million to $1 billion       .825%
$1 billion to $1.5 billion       .775%
$1.5 billion to $2.0 billion     .725%
Over $2.0 billion                .675%
______________________________________________




OTHER EXPENSES

    While the management and administrative services fees are significant components of the Fund's annual operating costs, the Fund has other expenses as well.

These expenses include legal, transfer agency, audit, and custodian fees; transaction costs and commissions for buying and selling portfolio securities; proxy solicitation costs; and the compensation of Trustees who are not affiliated with TMC.

YOUR ACCOUNT

BUYING FUND SHARES

    The Fund currently issues multiple classes of shares, and Class A and Class C shares are offered through this Prospectus. Each share represents an equal undivided interest in the Fund's assets, and the Fund has investment objectives and an investment portfolio common to all classes. The different classes may have different sales charges and other expenses which may affect performance.

    Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. This class also pays a service fee. Class C shares are sold at net asset value, and pay service and distribution fees. The service and distribution fees are Fund expenses which are deducted from the income of each class. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if redeemed within one year of purchase. If you do not specify a class of shares in your order, your money will be invested in Class A shares.

    Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Fund's shares. Fund shares may be purchased through firms which have agreements with the Fund's distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. Investors may telephone TSC at 1-800-847-0200 to obtain more information concerning classes of shares available to them through their financial advisors. Investors also may obtain information respecting the classes of shares through their financial advisor or other person which is offering or making available the classes of shares described in this Prospectus. The Fund and TSC reserve the right to refuse any order in whole or in part.

The net asset value (NAV) of each class is the value of a single share of that class. The NAV is computed by adding the value of the class' investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
____________________________________________________________________________
                                 Class A Shares          Dealer Concession
                               Total Sales Charge       or Agency Commission
                          As Percentage As Percentage       As Percentage
                      of Offering Price of Net Asset Value of Offering Price
                      ----------------- ------------------ -----------------
Less than $50,000            4.50%         4.71%               4.00%
$50,000 to 99,999.99         4.00%         4.17%               3.50%
$100,000 to 249,999.99       3.50%         3.63%               3.00%
$250,000 to 499,999.99       3.00%         3.09%               2.50%
$500,000 to 999,999.99       2.00%         2.04%               1.50%
$1,000,000 and over          0.00%         0.00%                 *

* TSC intends to pay a commission of 1% to financial advisors who place orders from $1 million to $2 million, a commission of .7% for portions of any such trade exceeding $2 million and less than $4 million, and a commission of .5% for portions of any such trade exceeding $4 million.
  A 1% CDSC will be imposed on redemptions of any such purchases which occur within 1 year. TMC and TSC also will make payments to dealers described below under "Service and Distribution Plans."

   At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods , dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. These firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.
____________________________________________________________________________

DESCRIPTION OF CLASSES OF SHARES

CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted and the balance is invested at NAV. The sales charge is shown in the table below. Because the fees for Class A shares are lower than for Class C shares, Class A shares pay higher dividends than Class C shares. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares for a given amount invested. If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

Letters of Intent. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

Rights of Accumulation. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table on page 10, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

Waivers. You may purchase Class A shares of the Fund with no sales charge if you notify TSC or the Fund's transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below:

    A shareholder who redeemed Class A shares of a Thornburg Fund. For two years after such a redemption you will pay no sales charge on amounts you reinvest in Class A shares of Thornburg Value Fund, if you held the original shares for at least 60 days before the redemption. If you held the original shares for less than 60 days, you will pay a sales charge equal to the amount, if any, by which the Thornburg Value Fund sales charge exceeds the sales charge you paid when buying the original shares.

Customers of bank trust departments, companies with trust powers and investment advisors who charge a fee for service, including investment dealers who utilize wrap fee arrangements.

A shareholder of a Thornburg Bond Fund who is automatically reinvesting bond fund dividends into shares of the Fund.

An officer, trustee, director, or employee of TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families.

Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who place orders for the fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

Investors purchasing $1 million or more. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase.

    A shareholder who redeems from another mutual fund (not a Money Market fund) and places all or some of the proceeds in the Fund.

Certain employee benefit plans and insurance company separate accounts used to fund annuity contracts. TMC or TSC intend to pay a commission of up to 1% to the financial advisors who place orders for these plans.

    Charitable organizations, including trusts established for the benefit of charitable organizations. TMC or TSC intend to pay a commission of up to .5% to the financial advisors who place orders for these organizations.

Those persons who are determined by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Fund or Distributor.

Purchases placed through a broker that maintains one or more omnibus accounts with the Fund provided that such purchases are made by: (i) financial advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such financial advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such financial advisor or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent

CLASS C SHARES

On each business day the NAV is calculated. Class C shares are sold at their NAV. Class C shares are charged higher annual expenses than Class A shares. Class C shares carry a 1% CDSC for a period of one year. The CDSC is not charged against shares you buy by reinvesting dividends or capital gains distributions. Purchases of $1,000,000 or more of Class C shares will not be accepted.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

____________________________________________________________________________
OPENING AN ACCOUNT

Buying Shares               To Open An Account         To Add To An Account

 In                         Minimum                    Minimum
 --                         -------                    -------
 Regular Accounts           $5,000                     $100

 Retirement Accounts        $2,000                     $100

 Automatic Investment Plans $  100                     $100

 Through your               Consult with your          Consult with your
 Financial Advisor          financial advisor.         financial adviser.

 By Telephone               Exchange from another      Exchange from another
 800-847-0200               Thornburg fund account     Thornburg fund account
                            with the same registra-    with the same regis-
                            tion, including name,      tration, including
                            address, and taxpayer      name, address, and
                            ID number.                 taxpayer ID number.

 By Mail                    Complete and sign the      Make your check
                            application. Make your     payable to Thornburg
                            check payable to Thornburg Value Fund. Indicate
                            Value Fund. Mail to the    your fund account
                            address indicated on the   number on your check
                            application.               and mail to the
                                                       address printed on
                                                       your statement.

 Automatic Investment       Use one of the above       Uses Automated
 Plan                       procedures to open         Clearing House funds.
                            your account. Obtain an    Sign up for this
                            Automatic Investment Plan  service when opening
                            form to sign up for this   your account, or
                            service.                   call 1-800-847-0200
                                                       to add to it.
____________________________________________________________________________
Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by telephone or mail as described on page 18. If there is no application accompanying this Prospectus, call 800-847-0200.

If you are investing through a tax-sheltered retirement plan (such as an IRA) for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Consult your financial advisor or call 800-847-0200 for more information.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

[Street-Name Ownership of Shares]

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of the Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form and accepted. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described below.

To sell shares in a State Street Bank (Custodian) retirement account, your request must be made in writing, except for exchanges to other Thornburg funds, which can be requested by phone or in writing. Call 1-800-847-0200 for further information.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

     * You wish to redeem more than $10,000 worth of shares,
     * Your account registration has changed within the last 30 days,
     * The check is being mailed to a different address than the one on your account (record address),
     * The check is being made payable to someone other than the account owner, or
     * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

____________________________________________________________________________
 REDEEMING SHARES                ACCOUNT TYPES          SPECIAL REQUIREMENTS
 ----------------                -------------          --------------------
 Through Your Financial Advisor  All account types      Consult with your
                                                        financial advisor.
 By Mail                         Individual,            Your financial
   Send to:                      Joint Tenant,          advisor may charge a
   NFDS                          Sole Proprietorship,   fee.  The letter of
    c/o Thornburg Funds          UGMA, UTMA             instruction must be
   P.O. Box 419017                                      signed by all persons
   Kansas City, MO                                      required to sign for
   64141-6017                                           transactions, exactly
                                                        as their names appear
                                                        on the account, and
                                                        must include:
                                                         * Your name,
                                                         * The Fund's name,
                                                         * Your Fund account
                                                           number,
                                                         * The dollar amount
                                                           or number of
                                                           shares to be
                                                           redeemed,
                                                         * Any other
                                                           applicable
                                                           requirements
                                                           listed above,
                                                         * Signature
                                                           guarantee,
                                                           if required.
                                 Retirement Account     The account owner
                                                        should complete a
                                                        retirement distri-
                                                        bution form. Call
                                                        800-847-0200 to
                                                        request one.

                                 Trust                  The trustee must
                                                        sign the letter
                                                        indicating capacity
                                                        as trustee. If the
                                                        trustee's name is not
                                                        in the account
                                                        registration, provide
                                                        a copy of the trust
                                                        document certified
                                                        within the last 60
                                                        days.

                                 Business or            At least one person
                                 Organization           authorized by corpo-
                                                        rate resolution to
                                                        act on the account
                                                        must sign the letter
                                                        which must be signa-
                                                        ture guaranteed.
                                                        Include a corporate
                                                        resolution with
                                                        corporate seal.
                                 Executor, Adminis-     Call 800-847-0200
                                 trator, Conservator    for instructions.
                                 Guardian

 By Telephone                    All Account Types      You must sign up for
 800-847-0200                    Except Retirement      this feature before
                                 and Street-Name        using it.
                                 Accounts               Minimum Wire $1,000
                                                        Minimum Check $50.00

 By Systematic Withdrawal Plan   All Account Types      You must sign up for
                                                        this feature to use
                                                        it.
                                                        Minimum Account
                                                        Balance $10,000
                                                        Minimum Check $50.00
_____________________________________________________________________________

INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

INFORMATION SERVICES

Thornburg Funds' telephone representatives are available Monday through Friday from 7:30 am to 4:30 pm Mountain Time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

THORNBURG FUNDS' AUDIO RESPONSE SYSTEM IS AVAILABLE 24 HOURS A DAY, 365 DAYS A YEAR. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

STATEMENTS AND REPORTS that Thornburg Funds send to you include the following:

    *  Account statements after every transaction affecting your account
    *  Quarterly account statements
    *  Financial reports (every six months)
    * Cost basis statement (at the end of any year in which you redeem shares)

TRANSACTION SERVICES

Automatic investment plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in the Fund. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of the Thornburg Value Fund. You will pay the difference between the front end sales charge you paid, if any, on the other fund and the front end sales charge applicable to the Fund if you have not held the original shares for a minimum of 60 days. If you are exchanging from the Fund into another Thornburg Fund, you may qualify for a reduced sales charge or no sales charge on that fund. Please consult the reinvestment privilege information in the Prospectus of the other Thornburg Fund. Note that exchanges out of a fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 20.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the Fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

Telephone redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service Representative before 2:30 Eastern time. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Fund's Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

     NFDS
     Thornburg Funds
     P.O. Box 419017
     Kansas City, MO  64141-6017
                                     16

The Fund, TSC, TMC and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions, and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transitions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. The Fund will distribute its net investment income quarterly, and will distribute any net realized capital gains at least annually. Capital gains distributions normally will be declared and payable in December.

Distribution Options The Fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, which you can change at any time.

Capital Gain

Reinvestment Option. Your capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

Cash Option. You will be sent a check for your capital gain distributions.

Dividends

Reinvestment Option. Your dividend distributions will be invested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

Cash Option. You will be sent a check for your dividend distributions. For retirement accounts, all distributions are automatically reinvested. When you are over 59-1/2 years old, you may elect to receive distributions in cash.

Shares purchased through reinvestment of dividend and capital gain distributions are not subject to the Fund's sales charge or contingent deferred sales charge.


TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. For federal tax purposes, the Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions paid to you in the previous year. You should consult with your tax advisor for the correct federal and state treatment of distributions.

Taxes on Transactions. Your redemptions, including exchanges to other Thornburg Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund you will be sent a confirmation statement showing how many shares you sold and at what price.
At the end of the year the Fund will also send you a statement showing the average cost basis of the shares you redeemed. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of federal and state taxes to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Effect of Foreign taxes. The Fund may pay withholding or other taxes to foreign governments during the year. These taxes reduce the Fund's distributions, but are included in the taxable income reported on your tax statement. You may be able to claim an offsetting tax credit or itemized deduction for foreign taxes paid by the Fund. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.
____________________________________________________________________________
TURNOVER AND CAPITAL GAINS

The Fund does not intend to engage in short-term trading for profits. Its goal is long-term capital appreciation. Nevertheless, when the Fund believes that a security will no longer contribute to that goal, it will normally sell that security. When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gains distributions or take them in cash, the distribution is taxable. To minimize taxable capital gain distributions, the Fund will realize available capital losses, when, in the judgment of the portfolio manager, the integrity and potential appreciation of the portfolio would be unaffected by doing so.

SERVICE AND DISTRIBUTION PLANS

Service Plan - Both Classes. Each class has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plan permits each class to reimburse TMC for these payments at annual rates of up to .25% of the class' net assets. No assets of any class will be used to reimburse expenses attributable to any other class.

Class C Distribution Plan. The Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares. This distribution fee is in addition to the service fee described above under "Service Plan - Both Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Fund does not believe that this prohibition will apply to the sales charge described on page 10 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Fund to market its shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time.

The Fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of foreign markets, assets are valued by a method that the Trustees believe accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that the Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application.If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by visiting your financial advisor.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page
20. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received and accepted. If you open or add to your account yourself rather than through your financial advisor please note the following:

    * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
    *  The Fund does not accept cash.
    * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

When you buy shares of the Fund or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares your shares will be sold at the next NAV calculated after your request is received and accepted. (Except that a CDSC will be deducted for a period of one year from Class C share redemptions and from Class A share redemptions from accounts in which the initial purchase was $1 million or more.) Note the following:

    * Consult your financial advisor for procedures governing redemption through his or her firm.
    * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.
    * Telephone redemptions sent over the wire generally will be credited to your bank account on the business day after your phone call.
    * The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 business days.
    * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    * To the extent consistent with state and federal law the Fund may make payment of share redemptions either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. It may, however, limit such cash redemptions in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Thornburg funds. However, you should note the following:

    * The fund you are exchanging into must be registered for sale in your state.
    * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
    *  Before exchanging into a fund, read its prospectus.
    * If you exchange into a fund with a higher sales charge you will pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging if the shares originally purchased have been held less than 60 days. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them within 60 days of purchase into a fund with a 4.5% sales charge, you would pay an additional 2% sales charge.

    *  Exchanges may have tax consequences for you.
    * Because excessive trading can hurt fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
    * The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations.
    * The Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    * Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.

Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to terminate or modify the exchange privilege in the future.

CALCULATION OF PERFORMANCE

The Fund will from time to time display performance information, including total return, average annual return and current dividend return, in advertising, sales literature and reports to shareholders. The Fund's performance ordinarily will be expressed as "total return," which is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

The Fund's "yield" also may be displayed. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. All performance figures are calculated separately for Class A and Class C shares. The figures are historical, and do not predict future returns.

Advertisements, sales literature and reports may describe current investment strategies, market and economic conditions and specific portfolio holdings. These materials may compare the total return, yield, net asset value, volatility or other portfolio measures of the Fund to other investments, other mutual funds, mutual fund indices or averages, and broader indices or markets, such as the Standard & Poor's 500 Stock Index, the NASDAQ composite or the consumer price index. These materials also may discuss the performance ratings, index comparisons or commentary published by mutual fund statistical, ranking or rating services, such as Morningstar or Lipper Analytical Services, Inc. or publications such as Forbes or Money Magazine.

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INVESTMENT ADVISER
Thornburg Management Company, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501

DISTRIBUTOR
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501

AUDITOR
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

CUSTODIAN
State Street Bank & Trust Co.
Boston, Massachusetts

TRANSFER AGENT
State Street Bank & Trust Co.
c/o NFDS Servicing Agent
Post Office Box 419017
Kansas City, Missouri 64141-6017


No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in the Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  [LOGO]

Thornburg Securities Corporation, Distributor
119 East Marcy Street, Santa Fe, New Mexico  87501
(800)847-0200
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